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                                                       EXHIBIT NUMBER (10)(xxii)
                                                       TO 1994 FORM 10-K

                          NORTHERN TRUST CORPORATION

                                 DAVID W. FOX

                           LIFE INSURANCE AGREEMENT

AGREEMENT is made this 5th day of January, 1995, between David W. Fox (hereinafter referred to as the "Employee") and Northern Trust Corporation, a Delaware corporation having its principal office at 50 South LaSalle Street, Chicago, Illinois 60675 (hereinafter referred to as the "Corporation"):

WHEREAS, the Employee has rendered valuable services to the Corporation in the past; and

WHEREAS, the Employee wishes to be assured that his family will be entitled to a certain amount of additional compensation after his death; and

WHEREAS, the Corporation wishes to induce the Employee to remain employed although he is now eligible to retire;

NOW, THEREFORE, in the consideration of these premises and the covenants and agreements herein set forth, the parties hereto covenant and agree as follows:

                                 DEATH BENEFIT
                                 -------------

FIRST: The Corporation agrees that in the event of the Employee's death prior to making an effective election to retire under the Corporation's Pension Plan, the Corporation shall pay to the employee's designated beneficiary a lump sum of $4,300,000 no later than 60 days following the death of the Employee. The Employee hereby designates the Employee's wife, Mary Ann Evans Fox, or, if she is not living at this death, divide and allocate per stirpes among his descendants living at his death, and the amount allocated to each descendant shall be paid to The Northern Trust Company, as trustee of the David Wayne Fox Insurance Trust Dated November 24, 1965, to be added to the primary trust named for such descendant under paragraph 5 of that trust.

                             FORFEITURE PROVISION
                             --------------------

SECOND: In the event the Employee has submitted an effective election to retire under the Corporation's Pension Plan prior to his death, the Corporation shall be under no obligation to the Employee or his beneficiaries regarding the benefits provided by Paragraph FIRST hereof.

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                              UNFUNDED AGREEMENT
                              ------------------

THIRD: This agreement is unfunded. The Corporation may, at its discretion, purchase insurance on the life of the Employee in an amount equal to some or all of the death benefit provided for in this agreement.

                           ASSIGNABILITY PROHIBITED
                           ------------------------

FOURTH: None of the Employee, the Employee's wife, or any other beneficiary under this agreement shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part of all of the amounts payable hereunder, and such amounts shall not be subject to seizure by any creditor of any such beneficiary, by a proceeding at law or in equity, and no such benefit shall be transferable by operation of law in the event of bankruptcy, insolvency or death of the Employee, his wife, or any other beneficiary hereunder.

               AGREEMENT TO SURVIVE MERGER, CONSOLIDATION, ETC.
               ------------------------------------------------

FIFTH: The Corporation agrees that it will not merge or consolidate with any other organization or permit its business activities to be taken over by any other organization unless and until such succeeding or continuing organization shall expressly assume the duties of the Corporation set forth in this agreement.

                                 GOVERNING LAW
                                 -------------

SIXTH: This agreement shall be governed by the laws of the state of Illinois.

                                 SEVERABILITY
                                 ------------

SEVENTH: In the event that any term or condition contained in the agreement shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or condition of this agreement, but this agreement shall be construed as if such invalid or illegal or unenforceable term or condition had never been contained herein.

                               BINDING AGREEMENT
                               -----------------

EIGHTH: This agreement shall be binding upon the beneficiaries, heirs, executors and administrators of the Employee and upon the successors and assigns of the Corporation.

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                           ATTORNEY'S FEES AND COSTS
                           -------------------------

NINTH: If any action at law or in equity, or any arbitration proceeding, is brought to enforce or interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which he may be entitled.





IN WITNESS WHEREOF, signed and sealed on the date first above written.

WITNESS:                     CORPORATE SEAL             NORTHERN TRUST
                                                        CORPORATION
                                                        BY

/s/ William N. Setterstrom                              /s/ Peter L. Rossiter
----------------------------                            ---------------------
    William N. Setterstrom                                  Peter L. Rossiter
                                                        TITLE: Executive
                                                               Vice President
WITNESS:


/s/ Annelies Hunt                                       /s/ David W. Fox
--------------------------                              ---------------------
    Annelies Hunt                                           David W. Fox
                                                              EMPLOYEE




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